UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 4428

Dreyfus U.S. Treasury Intermediate Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
U.S. Treasury
Intermediate Term Fund

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
27	Board Members Information
29	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus U.S. Treasury
Intermediate Term Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Treasury Intermediate Term Fund, covering the 12-month period from January 1, 2014, through December 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. bond markets generally defied most analysts’ expectations in 2014 as long-term interest rates fell unexpectedly in the midst of a sustained economic recovery. Although yields of 10-year U.S. Treasury securities had climbed to just over 3% by the beginning of the year, they ended 2014 at just 2.173%. Long-term bond yields were driven downward and prices higher by robust demand from investors seeking relatively safe havens in the midst of disappointing global growth and intensifying geopolitical conflicts. Higher yielding market sectors, such as corporate-backed bonds, fared relatively well in the recovering economy, but they generally lagged long-term U.S. government securities for the year overall.

Many economists appear to be optimistic about the prospects for 2015. Our own analysts agree and, in light of the ongoing benefits of low interest rates and depressed energy prices, see the potential for a somewhat faster pace of global growth in 2015 than in 2014. U.S. economic growth also seems poised to accelerate, largely due to the fading of drags from tight fiscal policies adopted in the wake of the Great Recession. Of course, stronger economic growth could create risks for fixed-income markets, including the possibility of higher short-term interest rates from the Federal Reserve Board.That’s why we urge you to talk regularly with your financial advisor about the potential impact of macroeconomic developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through December 31, 2014, as provided by Robert Bayston and Nate Pearson, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2014, Dreyfus U.S. Treasury Intermediate Term Fund achieved a total return of 1.75%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S Treasury Intermediate-Term Index (the “Index”), achieved a total return of 2.82% for the same period.2

Renewed global economic uncertainties, low inflation, and supply-and-demand dynamics unexpectedly sent long-term interest rates lower and U.S. government bond prices higher despite a sustained U.S. economic recovery. However, gains were far more pronounced among long-term U.S.Treasury securities than intermediate-term securities. The fund lagged its benchmark, mainly due to a relatively short average duration and, to a lesser extent, shortfalls among Treasury Inflation Protected Securities (“TIPS”).

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. Treasury securities. The fund invests in U.S. Treasury bills, notes, and other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Because U.S.Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a higher credit profile. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government under normal market conditions. The fund maintains a dollar-weighted average maturity between three and 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Technical Factors Drove Market Performance

By the start of 2014, falling unemployment, intensifying manufacturing activity, and the Federal Reserve Board’s (the “Fed”) decision to gradually reduce its quantitative easing program drove yields of 10-year U.S.Treasury securities above 3%. However, economic and geopolitical concerns in the world’s emerging markets soon caused yields to moderate, and the Fed made clear that short-term interest rates were likely to remain near historically low levels. Meanwhile, harsh winter weather dampened domestic economic activity: U.S. GDP contracted at a 2.1% annualized rate over the first quarter of 2014.

The domestic downturn proved short-lived, as economic growth rebounded at a 4.6% annualized rate during the second quarter and an estimated 5.0% annualized rate over the third quarter. Labor markets continued to strengthen, and the Fed gradually tapered its bond purchases until the quantitative easing program ended in October. Nonetheless, robust investor demand for a relatively limited supply of U.S. Treasury securities kept yields low. Demand was especially strong from global investors seeking more competitive yields than were available from sovereign bonds in Europe and Japan amid persistent global economic weakness. In addition, inflationary pressures remained muted during 2014 in the struggling global economy, and plummeting oil prices sparked deflation concerns in some markets over the second half of the year.

As a result of these influences, yields of U.S. Treasury securities fell particularly sharply at the long end of the market’s maturity range and short-term rates climbed slightly, causing yield differences between short- and long-term bonds to narrow. In this environment, long-term U.S. Treasury securities generally produced far higher returns than their intermediate-term counterparts.

Short Duration Dampened Fund Results

The fund’s relative performance was hindered by our duration management strategy. Throughout 2014, we set the fund’s average duration in a relatively defensive position amid widespread expectations that accelerating economic growth would cause long-term bond yields to climb. However, this positioning proved counterproductive when long-term rates fell. The fund’s results also were hurt to a degree by a modest allocation to Treasury Inflation Protected Securities (“TIPS”), which lagged nominal U.S.Treasuries in the low inflation environment.

At times during the reporting period, the fund employed interest-rate options contracts to manage its duration strategy.

Strategies for an Improving Economic Environment

The U.S. economic recovery has gained traction despite global headwinds, as evidenced by further employment gains, hints of rising wages, improving consumer confidence, and greater capital spending by businesses. In light of the sustained economic recovery, the Fed currently is expected to begin implementing gradual increases in short-term interest rates in 2015.We also expect inflation to accelerate from year-end levels as oil prices stabilize.

Therefore, we have generally maintained the fund’s mildly short duration posture to guard against the potentially adverse impact of rising rates, and we have positioned the fund to benefit from narrowing yield differences along the maturity spectrum. We also have retained a small position in TIPS as prices have dropped to levels we consider undervalued. In our judgment, these are prudent strategies in an expanding U.S. economy.

January 15, 2015

The fund is subject mainly to interest rate risks. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The performance figure provided reflects the absorption of certain fund expenses by The
Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated, or modified at any time.
Had these expenses not been absorbed, the fund’s performance would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The BofA Merrill Lynch Governments, U.S Treasury Intermediate-Term Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-10 years; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/14
	1 Year	5 Years	10 Years
Fund	1.75%	2.23%	3.43%
BofA Merrill Lynch Governments,
U.S. Treasury Intermediate-Term Index	2.82%	2.96%	3.82%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus U.S.Treasury Intermediate Term Fund on
12/31/04 to a $10,000 investment made in the BofA Merrill Lynch Governments, U.S.Treasury Intermediate-Term
Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-10 years; issues in the Index must have par amounts outstanding greater than or equal to $1 billion. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S. Treasury Intermediate Term Fund from July 1, 2014 to December 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2014

Expenses paid per $1,000†	$2.62
Ending value (after expenses)	$1,001.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2014

Expenses paid per $1,000†	$2.65
Ending value (after expenses)	$1,022.58

† Expenses are equal to the fund’s annualized expense ratio of .52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
December 31, 2014

	Coupon	Maturity	Principal
Bonds and Notes—98.0%	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies—3.7%
Residual Funding Corp. Principal
Strip, Bonds	0.00	10/15/19	2,930,000	[a]	2,670,543
U.S. Government Agencies/
Mortgage-Backed—1.2%
Federal Home Loan Mortgage Corp.:
7.50%, 11/1/29			6,384	[b]	6,536
Government National Mortgage Association I:
6.00%, 1/15/33			27,648		31,959
6.50%, 5/15/26			11,249		12,848
Ser. 2013-57, Cl. A, 1.35%, 6/16/37			422,426		415,693
Ser. 2013-63, Cl. AM, 2.00%, 2/16/47			435,712	[c]	424,850
					891,886
U.S. Treasury Bonds—5.3%
8.13%, 8/15/21			2,760,000		3,834,675
U.S. Treasury Inflation
Protected Securities—4.0%
Notes, 0.13%, 7/15/24			3,065,092	[d]	2,956,615
U.S. Treasury Notes—83.8%
0.25%, 1/31/15			4,800,000	[e]	4,800,936
0.25%, 4/15/16			14,010,000		13,989,209
0.50%, 7/31/17			5,930,000		5,863,288
0.75%, 6/30/17			6,530,000		6,506,022
1.00%, 9/30/16			1,445,000	[e]	1,455,725
1.50%, 3/31/19			5,960,000		5,961,860
1.63%, 8/15/22			4,115,000	[e]	4,002,800
2.13%, 12/31/15			3,710,000		3,777,823
2.63%, 8/15/20			4,705,000		4,913,784
3.13%, 5/15/21			1,625,000		1,743,955
3.88%, 5/15/18			7,295,000		7,931,605
					60,947,007
Total Bonds and Notes
(cost $70,473,388)					71,300,726

Other Investment—1.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,169,291)	1,169,291 [f]	1,169,291
Total Investments (cost $71,642,679)	99.6%	72,470,017
Cash and Receivables (Net)	.4%	258,885
Net Assets	100.0%	72,728,902

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
c Variable rate security—interest rate subject to periodic change.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
e Security, or portion thereof, on loan.At December 31, 2014, the value of the fund’s securities on loan was
$5,294,184 and the value of the collateral held by the fund was $5,407,850, consisting of U.S. Government and
Agency securities.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Treasury Notes	87.8	Money Market Investment	1.6
U.S. Treasury Bonds	5.3
U.S. Government Agencies/
Mortgage-Backed	4.9		99.6

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,294,184)—Note 1(b):
Unaffiliated issuers	70,473,388	71,300,726
Affiliated issuers	1,169,291	1,169,291
Cash		63,426
Dividends, interest and securities lending income receivable		255,494
Receivable for shares of Beneficial Interest subscribed		22,861
Prepaid expenses		20,063
		72,831,861
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		39,583
Payable for shares of Beneficial Interest redeemed		2,300
Accrued expenses		61,076
		102,959
Net Assets ($)		72,728,902
Composition of Net Assets ($):
Paid-in capital		73,683,644
Accumulated undistributed investment income–net		176,588
Accumulated net realized gain (loss) on investments		(1,958,668)
Accumulated net unrealized appreciation
(depreciation) on investments		827,338
Net Assets ($)		72,728,902
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		5,468,569
Net Asset Value, offering and redemption price per share ($)		13.30

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2014

Investment Income ($):
Income:
Interest	1,383,517
Income from securities lending—Note 1(b)	6,533
Dividends;
Affiliated issuers	756
Total Income	1,390,806
Expenses:
Management fee—Note 3(a)	334,861
Shareholder servicing costs—Note 3(b)	133,517
Professional fees	85,715
Registration fees	26,605
Prospectus and shareholders’ reports	12,921
Custodian fees—Note 3(b)	9,554
Trustees’ fees and expenses—Note 3(c)	6,186
Loan commitment fees—Note 2	1,135
Miscellaneous	18,881
Total Expenses	629,375
Less—reduction in expenses due to undertaking—Note 3(a)	(13,592)
Less—reduction in fees due to earnings credits—Note 3(b)	(96)
Net Expenses	615,687
Investment Income—Net	775,119
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	190,171
Net realized gain (loss) on options transactions	(16,128)
Net Realized Gain (Loss)	174,043
Net unrealized appreciation (depreciation) on investments	717,550
Net Realized and Unrealized Gain (Loss) on Investments	891,593
Net Increase in Net Assets Resulting from Operations	1,666,712

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
Operations ($):
Investment income—net	775,119	541,621
Net realized gain (loss) on investments	174,043	(227,326)
Net unrealized appreciation
(depreciation) on investments	717,550	(2,096,015)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,666,712	(1,781,720)
Dividends to Shareholders from ($):
Investment income—net	(1,284,130)	(1,179,727)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	139,395,978	14,133,362
Dividends reinvested	1,122,378	946,244
Cost of shares redeemed	(147,769,493)	(32,817,833)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(7,251,137)	(17,738,227)
Total Increase (Decrease) in Net Assets	(6,868,555)	(20,699,674)
Net Assets ($):
Beginning of Period	79,597,457	100,297,131
End of Period	72,728,902	79,597,457
Undistributed investment income–net	176,588	176,042
Capital Share Transactions (Shares):
Shares sold	10,450,875	1,058,303
Shares issued for dividends reinvested	84,285	70,390
Shares redeemed	(11,087,022)	(2,439,378)
Net Increase (Decrease) in Shares Outstanding	(551,862)	(1,310,685)
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.22	13.68	13.85	13.45	13.18
Investment Operations:
Investment income—net[a]	.10	.08	.10	.17	.19
Net realized and unrealized
gain (loss) on investments	.13	(.36)	.06	.60	.43
Total from Investment Operations	.23	(.28)	.16	.77	.62
Distributions:
Dividends from investment income—net	(.15)	(.18)	(.22)	(.33)	(.35)
Dividends from net realized
gain on investments	—	—	(.11)	(.04)	—
Total Distributions	(.15)	(.18)	(.33)	(.37)	(.35)
Net asset value, end of period	13.30	13.22	13.68	13.85	13.45
Total Return (%)	1.75	(2.08)	1.18	5.83	4.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.56	.66	.83	.99	.98
Ratio of net expenses
to average net assets	.55	.65	.65	.65	.65
Ratio of net investment income
to average net assets	.69	.61	.71	1.23	1.41
Portfolio Turnover Rate	250.40	97.02	115.88	120.54	154.75
Net Assets, end of period ($ x 1,000)	72,729	79,597	100,297	105,712	124,928

a Based on average shares outstanding.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1— Significant Accounting Policies:

Dreyfus U.S.Treasury Intermediate Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), and options are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	1,169,291	—	—	1,169,291
U.S. Government
Agencies/
Mortgage-Backed	—	3,562,429	—	3,562,429
U.S. Treasury	—	67,738,297	—	67,738,297

At December 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2014, The Bank of New York Mellon earned $1,465 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013 ($)	Purchases ($)	Sales ($)	12/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	381,843	125,852,753	125,065,305	1,169,291	1.6
Dreyfus
Institutional
Cash
Advantage Fund	—	4,198,650	4,198,650	—	—
Total	381,843	130,051,403	129,263,955	1,169,291	1.6

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $180,540 accumulated capital losses $1,619,017 and unrealized appreciation $483,735.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2014.The fund has $761,741 of post-enactment short-term capital losses and $857,276 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2014 and December 31, 2013 were as follows: ordinary income $1,284,130 and $1,179,727, respectively.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses and treasury inflation-protected securities, the fund increased accumulated undistributed investment income-net by $509,557 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from January 1, 2014 through December 31, 2014 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses (excluding taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses) did not exceed .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $13,592 during the period ended December 31, 2014.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2014, the fund was charged $59,602 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2014, the fund was charged $29,406 for transfer agency services and $1,648 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $96.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2014, the fund was charged $9,554 pursuant to the custody agreement.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement. During the period ended December 31, 2014, the fund was charged $1,190 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2014, the fund was charged $7,771 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $18,423, Shareholder Services Plan fees $5,000, custodian fees $5,550, Chief Compliance Officer fees $1,851 and transfer agency fees $8,759.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and options transactions, during the period ended December 31, 2014, amounted to $248,667,499 and $257,293,918, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2014 is discussed below.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

expiration or closing of the option transaction.At December 31, 2014, there were no options written outstanding.

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2013	—	—
Contracts written	3,200,000	13,936
Contracts terminated;
Contracts expired	3,200,000	13,936	—	13,936
Contracts outstanding
December 31, 2014	—	—

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2014:

Average Market Value ($)
Interest rate options contracts	1,577

At December 31, 2014, the cost of investments for federal income tax purposes was $71,986,282; accordingly, accumulated net unrealized appreciation on investments was $483,735, consisting of $870,652 gross unrealized appreciation and $386,917 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus U.S. Treasury Intermediate Term Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S.Treasury Intermediate Term Fund, including the statement of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S.Treasury Intermediate Term Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2015

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended December 31, 2014 as qualifying interest-related dividends. For state individual income tax purposes, the fund hereby reports 97.63% of the ordinary income dividends paid during its fiscal year ended December 31, 2014 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Peggy C. Davis (71)
Board Member (2012)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 52
———————
David P. Feldman (75)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1985-present)
Other Public Company Board Membership During Past 5Years:
• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 38
———————
Ehud Houminer (74)
Board Member (2012)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet, Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 62

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (75)
Board Member (1994)
Principal Occupation During Past 5Years:
• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T, Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group, Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 38

———————
Robin A. Melvin (51)
Board Member (2011)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114

———————
Dr. Martin Peretz (75)
Board Member (2012)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 38

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Daniel Rose, Emeritus Board Member
Philip L.Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 146 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

J. CHARLES CARDONA, Executive Vice President since November 2001.

President and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 other investment companies (comprised of 19 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1981.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

The Fund 29

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 171 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 166 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

NOTES

For More Information

Ticker Symbol: DRGIX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    37,935 in 2013 and $38,694 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,209 in 2013 and $7,515 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,841 in 2013 and $2,957 in 2014.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $222 in 2013 and $1,400 in 2014.  These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $50,384,343 in 2013 and $23,307,177 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S. Treasury Intermediate Term Fund

By:       /s/Bradley Skapyak

            Bradley J. Skapyak,

            President

Date:    February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/Bradley Skapyak

            Bradley J. Skapyak,

            President

Date:    February 24, 2015

By:       /s/James Windels

            James Windels,

            Treasurer

Date:    February 24, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)